SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March
28, 1996

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of March 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series
1996-S6)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE             33-54227          75-2006294
(State or other
jurisdiction       (Commission)      (I.R.S. employer
of incorporation)  file number)    identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
                                              55437
(Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code
(612) 832-7000



(Former name or former address, if changed since last report)



            Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits (executed copies) - The
following execution copies of Exhibits to the Form S-3
Registration Statement of the Registrant are hereby filed:


            Sequentially
Exhibit     Numbered
Number      Exhibit              Page


7(c)    Pooling and Servicing    004
        Agreement, dated as of
        March 1, 1996 among
        Residential Funding
        Mortgage Securities I, Inc.,
        as company, Residential
        Funding Corporation,
        as master servicer, and
        The First National Bank
        of Chicago, as trustee.






                      SIGNATURES



          Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RESIDENTIAL FUNDING MORTGAGE
                           SECURITIES I, INC.



                           By: /s/ Jill M. Johnson

                           Name:   Jill M. Johnson
                           Title:  Vice President


Dated:  March 28, 1996




                           Exhibit 7(c)






            Pooling and Servicing Agreement